UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

ATLAS ENERGY RESOURCES, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-33193	75-3218520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Rouser Road, Moon Township, PA 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Underwriting Agreement. On December 12, 2006, Atlas Energy Resources, LLC (the “Company”), Atlas Energy Management, Inc., Atlas Energy Operating Company, LLC, AIC, LLC, Atlas Noble, LLC, Viking Resources, LLC, Resource Energy, LLC, Atlas Energy Ohio, LLC, Atlas Resources, LLC, Anthem Securities, Inc., REI-NY, LLC, Resource Well Services, LLC, Atlas America, LLC, Atlas America, Inc. and AER Pipeline Construction, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 6,250,000 common units representing Class B limited liability company interests in the Company (“Common Units”) at a price of $21.00 per Common Unit ($19.6875 per Common Unit, net of underwriting discount). The Underwriters have agreed to purchase an additional 948,750 common units from the Company pursuant to an option granted to the Underwriters in the Underwriting Agreement on the same terms as those Common Units sold by the Company.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Long-Term Incentive Plan. On December 12, 2006, the Board of Directors of the Company adopted the Atlas Energy Resources Long-Term Incentive Plan (the “Plan”) for the Company’s officers and directors and the employees, directors and consultants of the Company’s manager and its affiliates, including Atlas America, Inc. (“Atlas”), who perform services for the Company. The Plan provides for the grant of restricted common units, phantom common units, common unit options and common unit appreciation rights. Subject to adjustment for certain events, an aggregate of 3,742,000 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the Compensation Committee of the Board of Directors of Atlas. A copy of the Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated December 12, 2006

Exhibit 10.1	Atlas Energy Resources Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY RESOURCES, LLC

	By:	/s/ Lisa Washington
	Name:	Lisa Washington
Date: December 18, 2006	Title:	Secretary and Chief Legal Officer